                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             SYNBIOTICS CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)1(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                             SYNBIOTICS CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held July 12, 1995


The Annual Meeting of Shareholders of Synbiotics Corporation will be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, on July 12, 1995, at 10:30 a.m. for the following purposes:

 1.  To elect six directors;

 2.  To consider a proposal to approve the 1995 Stock Option/Stock Issuance
     Plan;

 3.  To consider a proposal to amend Article I, Section 2 of the Bylaws;

 4.  To ratify the selection of Price Waterhouse LLP as Independent Accountants;

 and to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

The Board of Directors has fixed May 15, 1995, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

WE WOULD BE GRATEFUL IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.



Michael K. Green
Secretary



May 25, 1995

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synbiotics Corporation, a California corporation (the "Company"), 11011 Via Frontera, San Diego, California 92127, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders to be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California, 92127, at 10:30 a.m. on July 12, 1995, and any postponement or adjournment thereof.

A proxy may be revoked at any time before it is exercised. Any shareholder giving a proxy may revoke it prior to its use at the Annual Meeting (1) by delivering a written notice expressly revoking the proxy to the Company's Secretary at the Company's offices, (2) by signing and delivering to the Company at its offices, or to the place of the Annual Meeting, a later dated proxy or
(3) by attending the Annual Meeting and casting his or her votes personally. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Company.

On the matters coming before the meeting as to which a choice has been specified by the shareholder on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the six nominees for director listed in this Proxy Statement, FOR the approval of proposals 2, 3 and 4 described in the Notice of Meeting and this Proxy Statement, and in the discretion of the proxyholders as to any other business which may properly come before the meeting.

May 15, 1995, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 5,803,376 shares of Common Stock outstanding and entitled to vote. Outstanding shares of Common Stock are entitled to one vote each on all matters. Under California law, shareholders are permitted to cumulate votes for the election of directors whose names have been placed in nomination. Therefore, in voting for directors, each outstanding share of Common Stock would be entitled to six votes which may be cast for one candidate or distributed in any manner among the nominees for director.
However, the right to cumulate votes in favor of one or more candidates may not be exercised until the candidate or candidates have been nominated and any shareholder has given notice at the Annual Meeting of the intention to cumulate votes.

The proxyholders (if authority to vote for one or more nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

The expense of printing and mailing proxy material will be borne by the Company. The approximate date these proxy solicitation materials will be first sent to shareholders is May 25, 1995.


                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

Six directors are to be elected at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. Unless authority to vote for one or more nominees is withheld, it is intended that the proxyholders will vote for the election of the nominees named below. In the event any of them shall become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. Each of the nominees named is currently a member of the Board of Directors of the Company.

The following information is furnished regarding the nominees of the Company.

                   Name; Positions; Business Experience During the                      Director
                Past Five Years; Directorships in Reporting Companies                    Since     Age
- -------------------------------------------------------------------------------------   --------   ---

Patrick Owen Burns...................................................................       1988    57
  Vice President of R&D Funding Corp, an affiliate of Prudential Securities Inc., and Senior Vice President of Prudential Securities Inc.; Director of Ecogen,
  Inc., Creative BioMolecules, Inc. and Texas Biotechnology Corporation.

James C. DeCesare....................................................................       1993    64
  President and Chief Operating Officer of Boehringer Ingelheim Animal Health
  from 1986 to 1992 when he retired; currently a consultant to the animal health and pharmaceutical industries.

Theodor H. Heinrichs.................................................................       1984    68
  Formerly, Chairman of the Board of Directors of the Company (September
  1985 to August 1994); General Partner, H&Q Life Science Ventures, a San
  Francisco based investment banking and venture capital firm since 1985;
  Director of Telios Pharmaceuticals, Inc., Corvas International, Inc. and Abaxis,
  Inc.

M. Blake Ingle, Ph.D.................................................................       1994    53
  President and Chief Executive Officer of Canji, Inc. since March 1993; Acting
  President of Telios Pharmaceuticals, Inc. since December 1994; President and
  Chief Executive Officer of IMCERA Group, Inc. (now known as The
  Mallinckrodt Group) from 1991 to 1993; President and Chief Operating
  Officer of IMCERA Group, Inc. (now known as The Mallinckrodt Group)
  from 1990 to 1991; Director of Telios Pharmaceuticals, Inc. and Corvas
  International, Inc.

Donald E. Phillips...................................................................       1987    62
  Chairman of the Board of Directors of the Company since August 1994; Vice
  Chairman of the Board of Directors of the Company from 1993 to August
  1994; a consultant to IMCERA Group, Inc. (now known as The Mallinckrodt
  Group) from 1988 until November 1, 1990, when he retired; Director of
  Potash Corporation of Saskatchewan (Canada).

Robert L. Widerkehr..................................................................       1992    57
  President and Chief Executive Officer of the Company since August 1992;
  Chief Operating Officer of the Company from 1991 to 1992; Vice President for the U.S. and Canada of SmithKline Beecham Animal Health from 1989 to
  1991.

The Board of Directors of the Company held a total of thirteen meetings during the nine month fiscal year ended December 31, 1994. Except for Mr. Heinrichs, each director attended more than seventy-five percent (75%) of the meetings of the Board of Directors (and the Board committees of which he was a member) held during the time he was a member of the Board.

The Company currently has Compensation and Audit Committees of the Board of Directors. The Company does not have a Nominating Committee of the Board of Directors. The current membership of each committee is as follows:

 Compensation Committee                      Audit Committee
 James C. DeCesare                           Patrick Owen Burns, Chairman
 Theodor H. Heinrichs, Chairman              Donald E. Phillips
 Donald E. Phillips

The function of the Compensation Committee is to review the Company's compensation policies. The Audit Committee oversees the Company's accounting and financial reporting policies, reviews with the independent accountants the accounting principles and practices followed, reviews the annual audit and financial results and makes recommendations to the Board regarding any of the preceding. The Audit Committee met twice and the Compensation Committee met once during the nine month fiscal year ended December 31, 1994.

Mr. Ingle became an executive officer of Telios Pharmaceuticals, Inc. in December 1994, shortly after that company's primary product failed a clinical trial. In January 1995, Telios filed a voluntary bankruptcy petition. The Company believes these facts do not impugn Mr. Ingle's ability or integrity in any way.

Executive Officers and Significant Employees

                                           NAME, AGE, AND BUSINESS EXPERIENCE
        POSITION AND DURATION                  DURING THE PAST FIVE YEARS
- -------------------------------------      ----------------------------------
                               Executive Officers


President and Chief Executive Officer -  Robert L. Widerkehr (57)
since August 1992                          Formerly, Vice President for the U.S.
                                           and Canadian operations of SmithKline
                                           Beecham Animal Health 1989 - 1991

Vice President - Finance, Chief          Michael K. Green (39)
 Financial Officer                         Formerly, Senior Manager with Price
and Secretary - since May 1991             Waterhouse LLP 1980 - 1991

                             Significant Employees

Corporate Controller and Chief           Keith A. Butler (33)
 Accounting Officer -                      Formerly, Manager with Price
 since March 1991                          Waterhouse LLP 1984 -1991

Director of Operations -                 Clifford Frank (45)
 since September 1992                      Formerly, Manager of Manufacturing
                                           for the Company 1991 - 1992;
                                           President of Akorn Pharmaceuticals
                                           and President of Walnut
                                           Pharmaceuticals, a division of Akorn
                                           Pharmaceuticals, 1990 - 1991; Manager
                                           of Manufacturing with Schering-Plough
                                           Corporation 1984 - 1990

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1995, of each of the Company's directors, director nominees, 5% shareholders and the Named Executive Officer, and of the directors and executive officers of the Company as a group. Each person has sole investment and voting power over the shares shown. Percentages are calculated in accordance with the method set forth in the Securities and Exchange Commission's rules.

                                             AMOUNT OF BENEFICIAL OWNERSHIP
                                             -------------------------------
                                             NUMBER OF               PERCENT
 NAME OF INDIVIDUAL OR IDENTITY OF GROUP      SHARES                OF CLASS
- ------------------------------------------   ---------              --------

Patrick Owen Burns/(1)//(3)/...............    565,802                 9.2%
 c/o R&D Funding Corp
 1 Seaport Plaza
 16th Floor
 New York, NY  10292

James C. DeCesare/(3)/....................      17,250                   *
 5260 S. Landings Drive, #200
 Ft. Myers, FL  33919

Theodor H. Heinrichs/(2)//(3)/..............   541,790                 8.8%
 c/o H&Q Life Science Ventures
 One Bush Street
 San Francisco, CA  94104

M. Blake Ingle, Ph.D./(3)/................       3,125                   *
 c/o Canji, Inc.
 3030 Science Park Road
 Suite 302
 San Diego, CA  92121

Donald E. Phillips/(3)/...................      31,749                   *
 372 Fannin Landing Circle
 Brandon, MS  39042

Robert L. Widerkehr/(3)/..................     191,625                 3.2%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

Daniel F. Cain............................     350,000                 5.7%
 c/o Paravax
 2301 Research Boulevard
 Suite 110
 Fort Collins, CO  80526


                                             AMOUNT OF BENEFICIAL OWNERSHIP
                                             -------------------------------
                                             NUMBER OF               PERCENT
 NAME OF INDIVIDUAL OR IDENTITY OF GROUP      SHARES                OF CLASS
- ------------------------------------------   ---------              --------

Gruber & McBaine Capital Management/(4)/...    595,300                 9.7%
 c/o John P. Broadhurst, Esq.
 Shartsis, Friese & Ginsburg
 One Maritime Plaza
 18th Floor
 San Francisco, CA  94111

H&Q Life Science Ventures..................    489,041                 8.0%
 One Bush Street
 San Francisco, CA  94104

 The Mallinckrodt Group....................    458,806                 7.5%
 7733 Forsyth Boulevard
 St. Louis, MO  63105

Edward T. Maggio, Ph.D./(5)/...............    461,999                 7.5%
 c/o ImmunoPharmaceutics, Inc.
 11011 Via Frontera
 San Diego, CA  92127

PruTech Research and Development
Partnership II.............................    460,303                 7.5%
 3945 Freedom Circle
 Suite 800
 Santa Clara, CA  95054

All executive officers and directors
  as a group/(3)/ (7 persons)..............  1,369,966                22.3%

- ---------------
/*/  Less than one percent.

/(1)/ Includes 460,303 shares of Common Stock held by PruTech Research and Development Partnership II and 70,000 shares of Common Stock held by PruTech Project Development Partnership, both of which are public research and development partnerships sponsored by R&D Funding Corp. Mr. Burns is a Vice President of R&D Funding Corp, and disclaims any beneficial ownership of these shares.

/(2)/ Includes 489,041 shares of Common Stock held by H&Q Life Science Ventures, a California limited partnership. Mr. Heinrichs is a general partner of H&Q Life Science Ventures.

/(3)/ Includes options to purchase shares of Common Stock, which are exercisable on or before June 30, 1995, as follows: Mr. Burns - 35,499 shares; Mr. DeCesare - 12,250 shares; Mr. Green - 13,750 shares; Mr. Heinrichs - 51,749 shares; Dr. Ingle - 3,125 shares; Mr. Phillips - 31,749 shares; Mr. Widerkehr -194,500 shares.

/(4)/ Owned by a group of six persons who granted their respective powers of attorney to Gruber & McBaine Capital Management ("GMCM"), a California corporation, to handle any and all necessary filings in connection with these securities. The direct ownership of these shares is as follows:
       GMCM - 38,500 shares; Jon D. Gruber ("Gruber") - 68,000 shares; J. Patterson McBaine ("McBaine") - 55,400 shares; Lagunitas Partners ("Lagunitas") - 235,800; GMJ Investments, LP ("GMJ") - 6,500 shares; Proactive

       Partners, a California Limited Partnership ("Proactive") - 191,100 shares. Gruber and McBaine are the sole directors and sole executive officers of GMCM. GMCM, Gruber and McBaine are the general partners of Lagunitas and GMJ. Gruber and McBaine are general partners in the entity which is the general partner of Proactive. Gruber and McBaine disclaim beneficial ownership of the shares held by GMCM, Lagunitas, GMJ and Proactive except to the extent of their respective pecuniary interests. GMCM disclaims beneficial ownership of the shares held by Gruber, McBaine, Lagunitas and GMJ except to the extent of its pecuniary interest.

/(5)/ Includes options to purchase 6,999 shares of Common Stock, which are exercisable on or before June 30, 1995, held by Dr. Maggio.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides certain summary information concerning the compensation earned by the Company's President and Chief Executive Officer (the "Named Executive Officer") for services rendered in all capacities to the Company for the nine month fiscal year ended December 31, 1994 and the fiscal years ended March 31, 1994 and 1993:

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                        Annual Compensation                     Compensation
                           --------------------------------------------------      Awards
                                                                     Other     ------------
  Name and                                                           Annual     Securities      All Other
 Principal                  Fiscal                                   Compen-     Underlying      Compensa-
  Position                   Year   Salary ($)/(1)/     Bonus ($)   sation ($)   Options (#)   tion ($)/(2)/
- ------------                ------  ---------------     ---------   ----------   ------------  -------------
Robert L.Widerkehr          1994/(5)/     $131,250           -      $8,750/(4)/     22,000         $2,625
President and Chief         1994          $135,000     $19,280/(6)/ $8,750/(4)/     78,000         $2,700
Executive Officer/(3)/      1993          $131,250           -      $8,750/(4)/          -         $2,205

- --------------
/(1)/ Includes amounts deferred under the 401(k) Compensation Deferral Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

/(2)/ Consists of matching contributions made by the Company to Mr. Widerkehr's 401(k) account.

/(3)/ Mr. Widerkehr was named President and Chief Executive Officer in August 1992 and previously served as the Company's Senior Vice President.

/(4)/ Forgiveness of a loan made to Mr. Widerkehr to defray relocation expenses at the rate of $8,750 per year. As of December 31, 1994, the balance due was $2,188.

/(5)/  Information is for the nine month fiscal year ended December 31, 1994.

/(6)/ Bonus was earned for the fiscal year ended March 31, 1994 and was not disclosed in the proxy statement for the August 25, 1994 annual meeting as the amount of the bonus was not calculable as of the date the proxy statement was prepared.

The following table contains information concerning the grant of stock options to the Named Executive Officer:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                  Individual Grants
- ----------------------------------------------------------------------------------------------------
                           Number of        % of Total Options
                           Securities           Granted to
                       Underlying Options      Employees in          Exercise
 Name                   Granted (#)/(1)/       Fiscal Year       Price ($/Sh)/(2)/   Expiration Date
- ------                 ------------------   -------------------  -----------------   ---------------
Robert L. Widerkehr           22,000              12.36%               $3.88            04/19/04

- --------------
/(1)/ The options become exercisable ratably over a four-year period following the date of grant. The grant date for the options listed in the above table is April 19, 1994. The option has a maximum term of 10 years, subject to earlier termination in the event of optionee's cessation of service with the Company.

/(2)/ The exercise price may be paid in cash, in shares of Common Stock valued at the fair market value on the date of exercise or through a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. The Compensation Committee may also assist an optionee in the exercise of an option by (i) authorizing a loan from the Company in a principal amount not exceeding the aggregate exercise price plus any tax liability incurred in connection with the exercise or (ii) permitting the optionee to pay the option price in installments over a period of years upon terms established by the Compensation Committee. The Plan Administrator also has the authority to reprice outstanding options through the cancellation of those options and the grant of replacement options with an exercise price equal to the fair market value of the option shares on the regrant date.

The following table provides information, with respect to the Named Executive Officer, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No shares were acquired on exercise of options by the Named Executive Officer during the fiscal year ended December 31, 1994.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                               Number of Securities Underlying          Value of Unexercised in-the-Money
                          Unexercised Options at December 31, 1994 (#)  Options at December 31, 1994/(1)/
                          --------------------------------------------  ---------------------------------
 Name                            Exercisable        Unexercisable           Exercisable   Unexercisable
- ------                           -----------        -------------           -----------   -------------
Robert L. Widerkehr                 163,250             86,750                  $ -            $ -

- --------------
/(1)/ Value is defined as market price of the Company's Common Stock at fiscal year end less exercise price. The closing sale price of the Company's Common Stock at December 31, 1994 was $1.94.

For their services as directors, each of the outside directors of the Company received fees of $1,000, plus $500 for travel, for each Board of Directors meeting attended, except for Mr. Burns. Fees payable to Mr Burns are paid instead to R&D Funding Corp. Outside directors do not receive any fees for committee meetings attended as committee members. Employee directors do not receive any fees for attendance at meetings of the Board of Directors or committee meetings. In addition, Mr. Heinrichs and Mr. Phillips were paid fees of $10,415 and $8,332, respectively, in the nine month fiscal year ended December 31, 1994 pursuant to consulting agreements with the Company. On August 25, 1994, Mr. Burns was granted an option to purchase 10,000 shares of Common Stock at

$2.63 per share. One half of the option, which expires on August 25, 2004, vested immediately while the remaining one half vests ratably over a one-year period following the grant date. On December 15, 1994, Dr. Ingle was granted an option to purchase 5,000 shares of Common Stock at $2.38 per share. The option vests ratably over the nine-month period following the grant date and expires on December 15, 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 31, 1993, the Company terminated a research and development agreement with PruTech Research and Development Partners II (PruTech). Pursuant to the termination agreement, PruTech made a final payment of $569,423, assigned all its rights under the research and development agreements to the Company and has no further funding obligations. The Company has issued 530,303 shares of Common Stock to PruTech and has no further royalty or research obligations.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL SIX NOMINEES, SET FORTH IN
ITEM 1 ON THE PROXY CARD. The six persons receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will have no influence in the election of directors.


               APPROVAL OF 1995 STOCK OPTION/STOCK ISSUANCE PLAN
                           (ITEM 2 ON THE PROXY CARD)

On April 27, 1995, the Board of Directors adopted the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), subject to subsequent approval by the shareholders. The 1995 Plan is intended to unify the Company's stock option program; upon shareholder approval of the 1995 Plan all outstanding options under the Company's 1983, 1984, 1986, 1987, 1988, 1991 and 1994 Stock Option
Plans (the "Prior Plans") will be incorporated into the 1995 Plan and the Prior Plans will be terminated as to any future grants. (The 1983 and 1984 Stock Option Plans have already expired by their own terms.) The 1,300,000 shares of Company common stock authorized for issuance under the 1995 Plan are 282,055 more than the sum of the 711,862 shares currently the subject of options outstanding under the Prior Plans and 306,083 shares currently reserved and available for issuance under, but not currently the subject of any grants under, the Prior Plans.

The 1995 Plan also differs from the Prior Plans in that it (a) allows the grant of both incentive stock options and non-qualified stock options, (b) provides for automatic stock option grants to Directors, (c) allows direct stock issuances, and (d) provides for acceleration of vesting upon a hostile takeover of the Company. The 1995 Plan also differs from one or more of the Prior Plans in several other ways, many of which involve providing flexibility to the Company in areas where the Prior Plans did not allow flexibility.

PLAN STRUCTURE

The 1995 Plan is divided into three separate parts:

. The "Discretionary Grant Program," under which employees and consultants (other than nonemployee Board members) may, at the discretion of the Plan Administrator, be granted options to purchase shares of the Synbiotics Common Stock at an exercise price not less than 85% of the fair market value of each such share on the grant date. The granted options may be either incentive stock options which are designed to meet the requirements of Section 422 of the Internal Revenue Code or nonstatutory options not intended to satisfy such requirements.

. The "Stock Issuance Program," under which eligible individuals will be allowed to effect immediate purchases of Synbiotics Common Stock at the fair market value of each such share, or at discounts of up to 15% from the fair market value of any such share, including shares which may be issued in consideration for past or future services without any cash payment required of the participant.

. The "Automatic Grant Program," under which an option grant will be made to each individual upon first joining the Board of Directors as a nonemployee member and subsequent annual automatic option grants will be made to each individual who is re-elected as a nonemployee director of Synbiotics.

As of March 31, 1995, approximately 59 officers and employees were eligible to participate in the Discretionary Grant Program and the Stock Issuance Program. There are currently five nonemployee directors standing for re-election who will be eligible to receive automatic grants under the Automatic Grant Program.

PLAN ADMINISTRATION

Option grants under the Discretionary Grant Program and stock issuances under the Stock Issuance Program are to be made by a committee of two or more nonemployee Board members (the "Plan Administrator") appointed by the Board. Members of the committee will be ineligible to participate in the 1995 Plan or in any stock option, stock issuance or other stock plan of Synbiotics, except to the extent such individuals become entitled to a special option grant under the Automatic Grant Program. The selected committee members will serve for such period of time as the Board may determine and will be subject to removal by the Board at any time.

The Committee will have the sole and exclusive authority, subject to the provisions of the 1995 Plan, to determine the eligible individuals who are to receive options under the Discretionary Grant Program or the Stock Issuance Program, the number of shares to be covered by each granted option or issuance, the date or dates on which the option is to become exercisable and the maximum term for which the option is to remain outstanding. The Committee will also have the authority to determine whether the granted option is to be an incentive stock option ("Incentive Option") under the Federal tax laws and to establish rules and regulations for proper plan administration. Options grants under the Automatic Grant Program will be made in strict compliance with the express provisions of that program, and the Committee will not have any discretionary authority with respect to those option grants.

EFFECT ON PRIOR PLANS

If adopted, the 1995 Plan will replace and serve as the successor to the Prior Plans. Following the effective date of the Plan, no further option grants will be made under the Prior Plans and all options outstanding under the Prior Plans as of such date will be incorporated into the 1995 Plan and treated as outstanding options under the 1995 Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option. No provision of the 1995 Plan will adversely affect or diminish the rights or obligations of the optionees of the incorporated options. Subject to the rights of the optionee under the incorporated option documents, the Plan Administrator's discretion under the 1995 Plan may be exercised with respect to incorporated options to the same extent as it is exercisable with respect to options originally granted under the 1995 Plan.

ISSUABLE SHARES

Shares of the Synbiotics Common Stock will be available for issuance under the 1995 Plan. The maximum number of shares of Common Stock reserved for issuance over the 10 year term of the 1995 Plan, measured from the Effective Date of the 1995 Plan, will not exceed 1,300,000 shares. Such authorized share reserve is comprised of (i) the number of shares that remained available for issuance under the Prior Plans, including the shares subject to the outstanding options incorporated into the 1995 Plan and any other shares that would have been available for future option grant or share issuance under the predecessor plans as last approved by the stockholders, and (iii) an additional 282,055 shares. The share reserve available for issuance under the 1995 Plan will be subject to periodic adjustment for changes in Synbiotics's Common Stock occasioned by stock splits, stock dividends, recapitalizations, conversions or other changes affecting the outstanding Common Stock as a class without Synbiotics's receipt of consideration. To the extent any of the incorporated options are subsequently exercised, the number of shares issued under those options will reduce, on a share-for-share basis, the number of shares available for issuance under the 1995 Plan.

Should an option expire or terminate for any reason prior to exercise in full (including options canceled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent option grants or share issuances under the 1995 Plan. All shares issued under the 1995 Plan, whether or not such shares are subsequently reacquired by Synbiotics pursuant to its repurchase rights under the 1995 Plan, will reduce on a share-for-share basis the number of shares of Synbiotics Common Stock available for subsequent grants.

No more than 800,000 shares may be granted to any one optionee over the lifetime of the 1995 Plan.

TERMS OF DISCRETIONARY GRANT PROGRAM

Option Price and Term. The option price per share for incentive stock options will not be less than 100% of the fair market value of each share of Synbiotics Common Stock issuable under the option on the grant date of such option. The option price per share for nonstatutory stock options may not be less than 85% of the fair market value per share of each share of Synbiotics Common Stock issuable under the option on the grant date of such option. No option will have a term in excess of 10 years measured from the grant date.

Valuation. For purposes of establishing the option exercise price for Synbiotics Common Stock, the "Fair Market Value" per share of the stock on any relevant date will be the closing selling price per share on such date, as quoted on the NASDAQ National Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be determinative of Fair Market Value.

Vesting of Options. The vesting schedule for each granted option will be determined by the Plan Administrator and will be set forth in the instrument evidencing such grant. The granted option may be (i) immediately exercisable for vested shares, (ii) immediately exercisable for unvested shares subject to Synbiotics's repurchase rights or (iii) exercisable in installments for vested shares over the optionee's period of service.

Payment. Upon exercise of the option, the option price for the purchased shares will become immediately payable in cash or in shares of common stock valued at fair market value on the date of exercise. The option may also be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to Synbiotics, out of the sale proceeds, an amount equal to the aggregate option price payable for the purchased shares plus all applicable withholding taxes.

Financial Assistance. The Plan Administrator may assist any optionee (including an officer) in the exercise of one or more outstanding options under the 1995 Plan by (i) authorizing a loan from Synbiotics or (ii) permitting the optionee to pay the option price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event will the maximum credit extended to the optionee exceed the aggregate option price for the purchased shares plus any Federal or State tax liability incurred in connection with the option exercise.

Termination of Service. Should the optionee cease to remain in Synbiotics's service while holding one or more options under the 1995 Plan, then those options will not remain exercisable beyond the limited post-service period designated by the Plan Administrator at the time of the option grant (subject to certain minimum post-service periods). Under no circumstances, however, may any option be exercised after the specified expiration date of the option term.
Each such option will, during the period it remains exercisable, be exercisable for the number of shares for which the option was exercisable on the date of the optionee's cessation of service.

Should the optionee die while holding one or more outstanding options, then the personal representative of the optionee's estate or the person or persons to whom each such option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance will have the right to exercise such option for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of service, less any option shares subsequently purchased by the optionee prior to death. Such right will lapse, and the option will terminate, upon the earlier of (i) the end of the limited post-service period designated by the Plan Administrator at the time of the option grant or
(ii) the specified expiration date of the option term.

The Plan Administrator will have complete discretion to extend the period following the optionee's termination of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Corporate Transaction. Except to the extent otherwise provided in the option documents, each option share will become fully vested in the event of certain Corporate Transactions unless the option is assumed or is replaced with a cash incentive program which preserves the material benefits of the options. Upon consummation of the Corporate Transaction, all options which are not assumed will be canceled and cease to exist. The options or cash incentive programs which replace any options which do not accelerate will provide for full vesting in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

For purposes of the above, a Corporate Transaction includes (i) a merger or consolidation in which the Synbiotics is not the surviving entity (except for a transaction the principal purpose of which is to change the State of incorporation), (ii) the sale, transfer or other disposition of all or substantially all of the assets of Synbiotics, or (iii) any reverse merger in which Synbiotics is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of Synbiotics are transferred to holders different from those who held Synbiotics' securities immediately prior to such merger.

Stockholder Rights and Option Assignability. No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option, paid the option price for the purchased shares and been issued a stock certificate for such shares. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee.

Cancellation/Regrant. The Plan Administrator will have the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Grant Program which have exercise prices in excess of the then current market price of the common stock and to issue replacement options with an exercise price based on the lower market price of the common stock at the time of grant.

TERMS OF STOCK ISSUANCE PROGRAM

Issue Price. The purchase price per share will not be less than 85% of the fair market value of any share of Synbiotics Common Stock being issued on the date the Plan Administrator authorizes the issuance.

Vesting of Shares. The vesting schedule for each share issued will be determined by the Plan Administrator and set forth in the issuance agreement. The shares may be fully and immediately vested upon issuance or may vest in one or more installments, subject to Synbiotics's repurchase right, over the participant's period of service.

Stockholder Rights. The recipient of the share issuance will have full stockholder rights, including voting and dividend rights, with respect to the issued shares, whether or not the shares are vested. However, the recipient may not sell, transfer or assign any unvested shares issued under the 1995 Plan, except for certain limited family transfers.

Repurchase Rights. Should the recipient of unvested shares cease to remain in Synbiotics's service before vesting in such shares, then those unvested shares are to be immediately surrendered to Synbiotics for cancellation, and the recipient will have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the recipient for consideration paid in cash or promissory note, Synbiotics will refund the cash consideration paid for the surrendered shares and cancel the principal balance of the note to the extent attributable to such surrendered shares.

Payment. Upon issuance of the shares, the issue price for the purchased shares will become immediately payable in cash, in shares of Synbiotics Common Stock valued at fair market value on the date of issuance, or by promissory note payable to Synbiotics's order. The promissory note may, at the discretion of the Plan Administrator, be subject to cancellation over the participant's period of service. Shares may also be issued for past or future services, without any cash or other payment required of the participant.

Corporate Transaction. Except to the extent otherwise provided in the stock issuance documents, all repurchase rights will terminate and each share will become fully vested in the event of a Corporate Transaction (as defined above) unless the repurchase rights are assigned to the successor corporation. Following consummation of the Corporate Transaction, all repurchase rights which are assigned to the successor will terminate and cease to exist in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

TERMS OF AUTOMATIC GRANT PROGRAM

Each individual who first becomes a nonemployee Board member, whether through election by the stockholders or appointment by the Synbiotics Board, and who was not otherwise in the prior employ of Synbiotics will automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 7,000 shares of Synbiotics Common Stock. Further, at each annual Stockholders Meeting, each individual who is at that time reelected as a nonemployee Board member will automatically be granted a nonstatutory stock option under the new Automatic Grant Program to purchase an additional 7,000 shares of Synbiotics Common Stock. There is no limit on the number of such 7,000-share option grants the nonemployee Synbiotics Board member may receive over his or her period of Board service.

Each such option grant will be subject to the following terms and conditions:

(i) The option price per share will be equal to 100% of the Fair Market Value per share of Common Stock on the grant date.

(ii)  Each option is to have a term of 10 years measured from the grant date.

(iii) Each automatic grant will be immediately exercisable in full, provided that any shares issued upon the exercise of an automatic option grant shall be subject to repurchase at the option exercise price if the Board member ceases to be in service prior to the vesting of such shares.

(iv) The shares shall vest in four equal quarterly installments over the optionee's period of service following the automatic option grant.

(v) The options will remain exercisable during the remainder of their term following the optionee's cessation of Synbiotics Board membership for any reason, provided that the option shall be exercisable following the termination of service only with respect to the shares which were vested as of such termination of service date. Should the optionee die while any option is still exercisable, then such option may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance.

(vi) The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the Discretionary Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

(vii) The terms and provisions of the Automatic Grant Program and the outstanding options thereunder may not be amended or modified at intervals more frequently than once every six months, except as otherwise required to comply with applicable Federal tax laws and regulations.

Each option share will become fully vested in the event of a Corporate Transaction (as defined above). Upon consummation of the Corporate Transaction, all options will be canceled and cease to exist.

CHANGES IN CAPITALIZATION

In the event any change is made to the Synbiotics Common Stock issuable under the 1995 Plan by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change in corporate structure effected without Synbiotics's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities and price per share in effect under each outstanding option (including all discretionary and automatic option grants under the 1995 Plan and all option grants incorporated from the Prior Plans), and (iii) the number and/or class of securities per nonemployee member of the Synbiotics Board for which option grants will subsequently be made under the Automatic Grant Program.

Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in connection with such Corporate Transaction, to an actual holder of the same number of shares of Synbiotics Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to number and class of securities available for issuance under the 1995 Plan.

Option grants under the 1995 Plan will not affect the right of Synbiotics to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SPECIAL TAX WITHHOLDING ELECTION

The Plan Administrator may provide one or more participants in the 1995 Plan with the election to have Synbiotics withhold, from the shares of Synbiotics Common Stock otherwise issuable upon the exercise of non-qualified options or the vesting of unvested shares, a portion of those shares in satisfaction of the tax liability incurred in connection with their acquisition or vesting. Any election so made will be subject to the approval of the Plan Administrator, and no shares will be accepted in satisfaction of such tax liability except to the extent the Plan Administrator approves the election. Alternatively, one or more participants may be granted the right, subject to Plan Administrator approval, to deliver existing shares of Synbiotics Common Stock in satisfaction of such tax liability. The withheld or delivered shares will be valued at their then current fair market value.

AMENDMENT AND TERMINATION

The Board of Directors may amend or modify the 1995 Plan in any or all respects whatsoever, subject, however, to the limitation on plan amendments to the Automatic Grant Program. However, no such amendment may adversely affect the rights of existing optionees without their consent and unless otherwise necessary to comply with applicable tax laws and regulations. In addition, the Board may not (i) materially increase the maximum number of shares issuable under the 1995 Plan or the number of shares for which automatic grants may be made to nonemployee Board members, except in the event of certain changes to Synbiotics's capital structure as indicated above, (ii) materially modify the eligibility requirements for option grants or (iii) otherwise materially increase the benefits accruing to participants under the 1995 Plan without the approval of Synbiotics's stockholders.

The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on the tenth anniversary of the Effective Date. Each stock option outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

FEDERAL TAX CONSEQUENCES

Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize income for alternative minimum tax purposes in the year the option is exercised and regular taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then Synbiotics will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will Synbiotics be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Special provisions of the Internal Revenue Code apply to the acquisition of Synbiotics Common Stock under a non-qualified option, if the purchased shares are subject to repurchase by Synbiotics. These special provisions may be summarized as follows:

A. If the shares acquired upon exercise of the non-qualified option are subject to repurchase by Synbiotics at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Synbiotics's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date Synbiotics's repurchase right lapses with respect to such shares over (ii) the exercise price paid for the shares.

B. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of (i) the fair market value of the purchased shares on the date of exercise (determined as if the shares were not subject to Synbiotics's repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Synbiotics's repurchase right lapses.

Synbiotics will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of Synbiotics in which such ordinary income is recognized by the optionee.

Direct Stock Issuances. The tax consequences of individuals who receive direct stock issuances under the 1995 Plan will be substantially the same as the treatment described above for the exercise of non-qualified stock options.

ACCOUNTING TREATMENT

Option grants with exercise prices less than the fair market value of the option shares on the grant date and direct stock issuances at purchase prices less than the fair market value of the issued shares will result in a compensation expense to Synbiotics's earnings equal to the difference between such exercise or purchase prices and the fair market value of the shares on the option grant date or (for direct stock issuances) the fair market value on the issue date. Such expense will be accrued by Synbiotics over the period the optionee or share recipient vests in the option shares or directly-issued shares. Option grants and direct stock issuances at 100% of fair market value will not result in any charge to Synbiotics's earnings. Whether or not granted at a discount, the number of outstanding options may be a factor in determining Synbiotics's earnings per share.

OUTSTANDING OPTION GRANTS UNDER THE PLAN

The table below shows, as to Synbiotics's President and Chief Executive Officer, (the "Named Executive Officers") and as to the various indicated groups, the following information with respect to stock options granted during fiscal 1995 and fiscal 1994 and during all other plan years which were outstanding as of December 31, 1994, as well as options which Synbiotics has determined to grant under the Plan to the extent currently known or determinable: (i) the number of shares of Synbiotics Common Stock subject to options granted and (ii) the weighted average exercise price per share for such options.

                               Fiscal Year Ended        Fiscal Year Ended
                               December 31, 1994          March 31, 1994            All Other Plan Years
                            ------------------------ -------------------------      ----------------------
                                          Weighted                    Weighted                    Weighted
                                          Average                     Average                     Average
                                          Exercise                    Exercise                    Exercise
                            Options (#)    Price     Options (#)       Price        Options (#)    Price
                            -----------   ---------  -----------      ---------     -----------   --------
Robert L.Widerkehr
 President, Chief
 Executive Officer,
 Director and
 Nominee for
 Director                       22,000       $3.88       78,000          $3.25        150,000       $3.88

All current directors
 who are not executive
 officers (5 persons)           15,000       $2.54        5,000          $5.19        150,500       $3.72

All current executive
 officers as a group
 (2 persons)                    37,000       $3.88       78,000          $3.25        160,000       $3.83

All employees who
 are not executive
 officers                      130,000       $3.88        8,000          $4.98        177,851       $3.70

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN (ITEM 2 ON THE PROXY CARD). Approval will require the affirmative vote of a majority of those shares which are present or represented at the Meeting. Abstentions will have the same effect as votes against approval of the 1995 Plan. Broker non-votes will, assuming the shares are represented at the Meeting for any purpose, have the same effect as votes against approval of the 1995 Plan; but if the shares are entirely not represented at the Meeting the broker non-vote will have no effect on the proposal to approve the 1995 Plan.


                              AMENDMENT OF BYLAWS
                           (ITEM 3 ON THE PROXY CARD)

Article I, Section 2 of the Company's Bylaws as currently written provides that the number of seats on the Board of Directors shall range from a minimum of 2 to a maximum of 9, with the exact number within that range being fixed from time to time by resolution of the Board of Directors. Although the Board of Directors has from time to time used its power to change, within the stated range, the number of seats on the Board of Directors, the Bylaw provision itself has not been amended since 1982. Most recently, on June 23, 1994, the Board of Directors has fixed the number of seats at 6.

The Company's current outside lawyers have advised it that Article I, Section 2 appears to violate California Corporations Code Section 212, which requires that in such a range the maximum number of seats cannot be more than one fewer than double the stated minimum number of seats. Applied literally, this statute would make the maximum number of seats 3 (1 fewer than 2 times 2).

The Company's current outside lawyers recommend that Article I, Section 2 be amended to read in full as follows:

     Section 2.  Number of Directors.
                 -------------------

     The authorized number of directors of the corporation shall be a minimum of five (5), and a maximum of nine (9), until changed by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw adopted by the vote or written consent of shareholders of a majority of the outstanding shares entitled to vote; provided, however, that a bylaw reducing the maximum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting of shareholders or the shares not consenting in the case of action by written consent are equal to more than sixteen and two-thirds (16-2/3) percent of the outstanding shares entitled to vote. The number of directors within the minimum to maximum range may be designated by the Board of Directors by resolution from time to time.

This would effect no substantive change in the Company's intended corporate governance; it is merely "legal clean-up." If the proposed amendment is approved, the number of seats on the Board of Directors will continue to be 6 unless and until changed by a Board of Directors resolution to another number within the range.

California law provides that amendments of bylaws establishing or changing a range for the number of seats on the Board of Directors can be adopted only by the shareholders, and cannot be adopted by Board of Directors action.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT OF ARTICLE I,
SECTION 2 OF THE BYLAWS (ITEM 3 ON THE PROXY CARD). Approval will require the affirmative vote of a majority of the Company's outstanding shares. Abstentions and broker non-votes will have the same effect as votes against approval of the amendment.


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                           (ITEM 4 ON THE PROXY CARD)

The Board of Directors has selected the firm of Price Waterhouse LLP as its independent accountants for the fiscal year ending December 31, 1995. If the shareholders do not ratify the selection of Price Waterhouse LLP, the Board of Directors will reconsider its selection of independent accountants. The Board retains the power to select another firm as independent accountants to replace a firm whose selection was ratified by the shareholders, if the Board determines that such a change would be in the Company's best interests.

Representatives of Price Waterhouse LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP (ITEM 4 ON THE PROXY CARD).

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the nine month fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                             SHAREHOLDER PROPOSALS

To be included in the Company's proxy materials for the Annual Meeting of Shareholders to be held in 1996, a shareholder proposal must be received at the offices of the Company, 11011 Via Frontera, San Diego, CA 92127, not later than March 15, 1996.


                                 OTHER MATTERS

The Board of Directors, at this time, knows of no other business which will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that the proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

The Company's Annual Report, including the Company's audited financial statements for the nine month fiscal year ended December 31, 1994, is being mailed herewith to all Shareholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON WHO WAS A BENEFICIAL OWNER OF COMMON STOCK ON MAY 15, 1995, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE NINE MONTH FISCAL YEAR ENDED DECEMBER 31, 1994 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO MICHAEL K. GREEN, VICE PRESIDENT - FINANCE OF THE COMPANY, AT 11011 VIA FRONTERA, SAN DIEGO, CA 92127.

Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

By order of the Board of Directors


Michael K. Green
Secretary

                                                                      APPENDIX A
                                                                      ----------

NOTE:  THIS ITEM IS BEING FILED WITH THE COMMISSION PURSUANT TO INSTRUCTION 3 TO
ITEM 10(b) OF SCHEDULE 14A. THE ITEM IS NOT PART OF THE PROXY STATEMENT AND WILL NOT BE DISTRIBUTED TO THE COMPANY'S SHAREHOLDERS IN CONJUNCTION WITH THE SOLICITATION OF PROXIES.

                             SYNBIOTICS CORPORATION
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------


                                  ARTICLE ONE
                               GENERAL PROVISIONS
                               ------------------

I.   PURPOSE OF THE PLAN

This 1995 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Synbiotics Corporation, a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

     A.   The Plan shall be divided into three separate equity programs:

          (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock of the Corporation,

          (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of common stock of the Corporation directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

         (iii) the Automatic Option Grant Program under which non-employee directors shall automatically receive option grants at periodic intervals to purchase shares of common stock of the Corporation.

     B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. This Plan shall be administered by the Board or by a committee ("Committee") consisting of two (2) or more Board members who assume full responsibility for the administration of the Plan (the "Plan Administrator"). Members of any Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

     B. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or stock issuance.

     C. Notwithstanding the above, the administration of the Automatic Option Grant Program under Article Three shall be self executing in accordance with the terms and conditions thereof and the Plan Administrator shall not exercise any discretionary functions in respect to matters governed by Article Three.

     D. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

     E. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

IV.  OPTION GRANTS AND STOCK ISSUANCES

     A. Subject to Section V.B below, the persons eligible to receive stock issuances under the Stock Issuance Program ("Participant") and/or option grants pursuant to the Discretionary Option Grant Program ("Optionee") are as follows:

          (i) officers and other employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

          (ii) those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations);

          provided that, notwithstanding any other provision of this Plan, no option grants under the Discretionary Option Grant Program or stock issuances under the Stock Issuance Program shall be made to any director hereunder unless, at the time of such option or issuance, the Plan Administrator is a Committee composed entirely of non-employee Board members none of whom have received an option grant or stock issuance under this Plan or any other stock plan of the Corporation (or any parent or subsidiary corporation) other than under the Automatic Option Grant Program during the one year prior to service on the Committee or during such service.

     B. The individuals eligible to receive option grants under the Automatic Option Grant Program shall be those individuals who serve as non-employee Board members during the term of the Plan.

V.   STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired common stock of the Corporation ("Common Stock"), including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,300,000 shares. Such authorized share reserve is comprised of (i) the number of shares available for issuance under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, plus (ii) an additional increase of 282,055 shares authorized by the Board under the Plan, subject to stockholder approval.

     B. No one person participating in the Plan may receive options and direct stock issuances for more than 800,000 shares of Common Stock in the aggregate over the term of the Plan.

     C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor
          Plan) expire or terminate for any reason prior to exercise in full or
          (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options and direct stock issuances over the term of the Plan, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                  ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

I.   OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply
                        --------
with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.   Exercise Price.
          --------------

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

               (i)  cash or check made payable to the Corporation,

               (ii) shares of Common Stock held for the requisite period
                    necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

              (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the exercise date.

     B.   Exercise and Term of Options.  Each option shall be exercisable at
          ----------------------------
          such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.   Effect of Termination of Service.
          --------------------------------

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

               (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

              (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

               (iv) In the event of a Corporate Transaction,the provisions of
                    Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

          2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D.   Stockholder Rights.  The holder of an option shall have no stockholder
          ------------------
          rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E.   Repurchase Rights.  The Plan Administrator shall have the discretion
          -----------------
          to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F.   Limited Transferability of Options.  During the lifetime of the
          ----------------------------------
          Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order within the meaning of Internal Revenue Code Section 414(p). The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order.
          The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate


II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
                                 ---

     A.   Eligibility.  Incentive Options may only be granted to Employees.
          -----------

     B.   Exercise Price.  The exercise price per share shall not be less than
          --------------
          one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C.   Dollar Limitation.  The aggregate Fair Market Value of the shares of
          -----------------
          Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D.   10% Stockholder.  If any Employee to whom an Incentive Option is
          ---------------
          granted is a 10% stockholder (within the meaning of Internal Revenue Code Section 424(d)), then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the
                                                                 --------
          aggregate exercise price payable for such securities shall remain the same.

     E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.
          Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or
                           -------
          (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

     F. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     G. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                 ARTICLE THREE
                             STOCK ISSUANCE PROGRAM
                             ----------------------

I.   STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A.   Purchase Price
          --------------

          1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

          2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

               (i)  cash or check made payable to the Corporation, or

               (ii) past services rendered to the Corporation (or any Parent or
                    Subsidiary).

     B.   Vesting Provisions
          ------------------

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

               (i) the Service period to be completed by the Participant or the performance objectives to be attained,

               (ii) the number of installments in which the shares are to vest,

              (iii) the interval or intervals (if any) which are to lapse between installments, and

               (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

               shall be determined by the Plan Administrator and incorporated into the stock issuance agreement.

          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION

     A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent
          (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
          (ii) such accelerated vesting is precluded by other limitations imposed in the stock issuance agreement.

     B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.


                                  ARTICLE FOUR
                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

I.   OPTION TERMS

     A.   GRANT DATES.  Option grants shall be made on the dates specified
          -----------
          below:

          1. Each non-employee director who is who is first elected or appointed as a non-employee Board member after the effective date of the Plan shall automatically be granted, on such initial election or appointment, a Non-Statutory Option to purchase 7,000 shares of Common Stock.

          2. On the date of each Annual Stockholders Meeting, beginning with the 1995 Annual Meeting, each individual who is to continue to serve as a non-employee director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 7,000-share option grants any one non-employee director may receive over his or her period of Board service.

     B.   EXERCISE PRICE.
          --------------

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the exercise date.

     C.   OPTION TERM.  Each option shall have a term of ten (10) years measured
          -----------
          from the option grant date.

     D.   EXERCISE AND VESTING OF OPTIONS.  Each option shall be immediately
          -------------------------------
          exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive quarterly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of three (3) months of Board service measured from the option grant date.

     E.   EFFECT OF TERMINATION OF BOARD SERVICE.  The following provisions
          --------------------------------------
          shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have the balance of the option term in which to exercise each such option.

          (ii) Following cessation of service on the Board for other than death or disability, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option was exercisable at the time of the Optionee's cessation of Board service.

         (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

          (iv) Upon expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of
          (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

     The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

IV.  REMAINING TERMS
     ---------------

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE FIVE
                                 MISCELLANEOUS
                                 -------------

I.   ACCELERATION

     A. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted under the Discretionary Stock Option Program, at the time that stock is issued under the Stock Issuance Program or at any time while the option or stock remains outstanding, to provide for the acceleration of one or more outstanding options and the termination of repurchase rights on one or more outstanding shares upon the occurrence of such events as the Plan Administrator may determine, including upon a Corporate Transaction regardless or whether or not such options are to be assumed or replaced or the repurchase rights are to be assigned in the Corporate Transaction.

     B. The Plan Administrator shall not have the discretion to provide for the acceleration of any options granted under the Automatic Option Grant Program.

II.  FINANCING

     A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more
          installments.   The terms of any such promissory note (including the
          interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

III. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the federal, state and local income or employment taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          (i)  Stock Withholding:  The election to have the Corporation
               -----------------
               withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of such taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii) Stock Delivery:  The election to deliver to the Corporation, at
               --------------
               the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the taxes) with an aggregate Fair Market Value equal to the percentage of such taxes (not to exceed one hundred percent (100%)) designated by the holder.

IV.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective on the date the Plan is adopted by the Board, and options may be granted under the Discretionary Option Grant Program from and after the effective date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after such effective date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the effective date of the Plan. All options outstanding under the Predecessor Plan as of such date shall, immediately upon approval of the Plan by the Corporations's stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option. No provision of the Plan shall be deemed to adversely affect or otherwise diminish the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock which may exist under the terms of the Predecessor Plan under which such incorporated option was issued. Subject to the rights of the optionee under the incorporated option documents and Predecessor Plan, the discretion delegated to the Plan Administrator hereunder may be exercised with respect to incorporated options to the same extent as it is exercisable with respect to options originally granted under this Plan.

     C. The option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.

     D.   The Plan shall terminate upon the earliest of (i) April 27, 2005, (ii)
                                            --------
          the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or
          (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

V.   AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program

          (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options and direct stock issuances in the aggregate over the term of the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

VI.  USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VII. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VIII. NO EMPLOYMENT/SERVICE RIGHTS

      Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------


The following definitions shall be in effect under the Plan:

A.   BOARD shall mean the Corporation's Board of Directors.
     -----

B.   CHANGE IN CONTROL shall mean a change in ownership or control of the
     -----------------
     Corporation effected through either of the following transactions:

     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

     (ii) a change in the composition of the Board over a period of thirty-six
          (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

C.   CORPORATE TRANSACTION shall mean either of the following stockholder-
     ---------------------
     approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

    (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger.

D.   CORPORATION shall mean Synbiotics Corporation, a California corporation.
     -----------

E.   EMPLOYEE shall mean an individual who is in the employ of the Corporation
     --------
     (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

F.   FAIR MARKET VALUE per share of Common Stock on any relevant date shall be
     -----------------
     determined in accordance with the following provisions:

     (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

    (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

G.   HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation
     -----------------
     effected through acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

H.   INCENTIVE OPTION shall mean an option which satisfies the requirements of
     ----------------
     Internal Revenue Code Section 422.

I.   INVOLUNTARY TERMINATION shall mean the termination of the Service of any
     -----------------------
     individual which occurs by reason of:

     (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

     (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

J.   MISCONDUCT shall mean the commission of any act of fraud, embezzlement or
     ----------
     dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

K.   NON-STATUTORY OPTION shall mean an option which is not an Incentive Option.
     --------------------

L.   PARENT shall mean any corporation (other than the Corporation) in an
     ------
     unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

M.   PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of
     --------------------------------------------
     the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

N.   PREDECESSOR PLANS shall mean the Corporation's existing 1986 Stock Option
     -----------------
     Plan, 1987 Stock Option Plan, 1988 Stock Option Plan, 1991 Stock Option Plan, and 1994 Stock Option Plan.

O.   SERVICE shall mean the provision of services to the Corporation (or any
     -------
     Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

P.   SUBSIDIARY shall mean any corporation (other than the Corporation) in an
     ----------
     unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Q.   TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per
     ---------------                -------
     share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

COMMON STOCK PROXY          SYNBIOTICS CORPORATION            COMMON STOCK PROXY


               11011 VIA FRONTERA, SAN DIEGO, CALIFORNIA  92127


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Robert L. Widerkehr and Michael K. Green, jointly and severally, as proxyholders, each with full power to appoint his substitute, and hereby authorizes them to vote as designated below, all the shares of Common Stock of Synbiotics Corporation held of record by the undersigned on May 15, 1995, at the Annual Meeting of Shareholders to be held on July 12, 1995, or any postponement or adjournment thereof, and to vote in their discretion on such other business as may come before the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

 1. ELECTION OF DIRECTORS.

    [_] FOR all nominees listed below (except as marked to the contrary below)

    [_] WITHHOLD AUTHORITY to vote for all nominees listed below

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX "FOR" AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    Nominees:  Patrick Owen Burns, James C. DeCesare, Theodor H. Heinrichs, M.
              Blake Ingle, Donald E. Phillips, Robert L. Widerkehr

2.  APPROVAL OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN.

                 [_] FOR        [_] AGAINST        [_] ABSTAIN

3.  APPROVAL OF THE AMENDMENT OF ARTICLE I, SECTION 2 OF THE BYLAWS.

                 [_] FOR        [_] AGAINST        [_] ABSTAIN

4. RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1995.

                 [_] FOR        [_] AGAINST        [_] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                              Dated: _____________________, 1995


                                              __________________________________
                                                   (Shareholder's Signature)


                                              __________________________________
                                                   (Shareholder's Signature)

                                              Please sign exactly as your name
                                              appears on this Proxy.  If signing
                                              for trusts, estates or
                                              corporations, title or capacity
                                              should be stated.  If shares are
                                              held jointly, each holder should
                                              sign.



         PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  [_]